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               LIMITED LIABILITY COMPANY INTEREST OPTION AGREEMENT

                  AGREEMENT dated as of April 5, 1999 between Gilman & Ciocia, Inc., a Delaware corporation with a principal office at 475 Northern Boulevard, Great Neck, NY 11021 ("G&C"), and Prime Financial Services, Inc., a New York corporation with a principal office at 11 Raymond Avenue, Poughkeepsie, NY 12603 ("PFSI").

                  WHEREAS, G&C, Prime Financial Services, Inc, a Delaware corporation (the "Newco"), PFSI, Michael Ryan and Ralph Porpora ("Porpora") have entered into a Stock and Asset Purchase Agreement dated April 5, 1999 (the "Purchase Agreement"), pursuant to which G&C will acquire all of the outstanding capital stock of Prime Capital Services, Inc., a New York corporation ("PCSI"), and Asset and Financial Planning, Ltd., a New York corporation ("AFPL"), and the Newco will acquire certain assets of PFSI, all in exchange for common stock of G&C, as described in the Purchase Agreement; and

                  WHEREAS, the Purchase Agreement provides that PFSI will grant, and PFSI desires to grant, to G&C, the right to purchase PFSI's interest in Healthvest LLC, a Delaware limited liability company (the "Company"), upon the terms hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants of the parties and other consideration, the receipt of which is hereby acknowledged by the parties, the parties hereby agree as follows:

                  1. OPTION. PFSI hereby grants to G&C the right to purchase (the "Option") PFSI's 50% limited liability company interest in the Company (the "Interest"), free and clear of all liens, encumbrances, claims of third parties, security interests, mortgages, pledges, agreements, options and rights of others of any kind whatsoever, whether or not filed, recorded or perfected, and including, without limitation, any conditional sale or title retention agreement or lease in the nature thereof or any financing statements filed in any jurisdiction or any agreement to give any such financing statements, on the terms and conditions hereinafter set forth.

                  2. PURCHASE PRICE. The aggregate purchase price of the Interest shall be $1.00.

                  3. EXERCISE OF OPTION. The Option shall become exercisable immediately upon the date hereof.
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                  4. TERM OF OPTION. The term of the Option shall be a period of five (5) years from the date hereof.

                  5. METHOD OF EXERCISE OF OPTION. Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice and payment to PFSI in accordance with the procedure prescribed herein. The notice shall state the election to exercise the Option and be signed by G&C.

                  6. CLOSING. Delivery of an assignment of the Interest on a form reasonably satisfactory to G&C and payment of the Purchase Price (the "Closing") shall take place on the tenth business day after the receipt by PFSI of the notice of the exercise of the option (the "Closing Date").

                  7. ACTIONS; DIRECTIONS; DISTRIBUTIONS. Prior to the expiration of the Option, PFSI shall not take any action with respect to the Interest without the prior written consent of G&C. PFSI shall follow the direction of G&C with regard to any notices, elections, and exercises of rights available to PFSI under the Limited Liability Company Agreement, dated October 31, 1996 among the Company, PFSI and Henry Schein, Inc. ("Schein"). PFSI shall give notice to G&C of, and G&C shall be entitled to, all dividends, spinoffs and other distributions made to PFSI as a member of the Company (collectively, the "Distributions") as if G&C owned the Interest from January 1, 1999, but G&C may collect any Distribution only upon exercise of the Option.

                  8. REPRESENTATIONS OF PFSI; LIMITATION OF REPRESENTATIONS.

                  (a) PFSI is the beneficial or registered owner of 50% of the ownership interests of the Company. Henry Schein and PFSI are the only beneficial or registered owners of the ownership interests of the Company.

                  (b) PFSI makes no, and expressly disclaims any, representations or warranties of any kind, express or implied (including, without limitation, any warranty, representation, obligation or liability with respect to fitness, use, merchantability, collectibility or loss of use) or otherwise in regard to the Company (except as set forth in Section 8(a) above), it being understood and agreed by G&C that the condition and operations (financial or otherwise) of the Company shall be AS IS and with all faults.

                  9. ASSIGNMENT. As of the Closing Date and contingent upon the Closing, PFSI, in consideration of the payment of the Purchase Price and other good and valuable consideration, the sufficiency of which is acknowledged, shall assign to G&C from all debts, contracts, agreements, promises, claims, demands, suits, actions, judgements, executions, and damages, direct or indirect, known or unknown, which PFSI then has, or thereafter may have, against the Company.

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                  10. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by confirmed facsimile or the day signed for or rejected by addressee after mailing by registered or certified mail, return receipt requested, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed to the address set forth with the parties name at the top of this Agreement, and if directed to G&C, with a copy to Akabas & Cohen, 488 Madison Avenue, 11th Floor, New York, NY 10022, Attn: Seth A. Akabas, Esq. (Facsimile:
(212) 308-8582). Any party may by notice to the other parties change the address to which notice or other communications to it are to be delivered or mailed.

                  11. ASSIGNABILITY. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that G&C may assign this agreement to a corporation controlling, controlled by or under common control with G&C or in a sale of all or substantially all of the assets of G&C.

                  12. WAIVER. No failure of a party hereunder to exercise and no delay by a party hereunder in exercising any right or remedy under this Agreement shall constitute a waiver of such right or remedy. No waiver by a party hereunder of any such right or remedy under this Agreement shall be effective unless made in writing.

                  13. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provisions as may be possible and be legal, valid and enforceable.

                  14. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the Option for the Interest and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

                  15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

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                  16. COUNTERPARTS. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

PRIME FINANCIAL SERVICES, INC.,
 a New York corporation

By:/s/ Michael Ryan
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Name: Michael Ryan
Title: President

GILMAN & CIOCIA, INC.

By:/s/ Thomas Povinelli
   -------------------------------
Name: Thomas Povinelli
Title: Chief Operating Officer

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